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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                               ----------------------


                                      FORM 8-K
                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): November 24, 1998
                                (November 18, 1998)


                         SHOWBOAT MARINA CASINO PARTNERSHIP
                        SHOWBOAT MARINA FINANCE CORPORATION
               (Exact name of Registrant as specified in its charter)


     INDIANA                                                   35-1978576
     NEVADA                          1-12419                   88-0356197
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
of incorporation or organization)                         Identification Number)


ONE SHOWBOAT PLACE
EAST CHICAGO, INDIANA                                             46312
(Address of principal executive office)                         (Zip Code)


                                    (219) 378-3000
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)


                                    Not Applicable
         -------------------------------------------------------------------
         (Former name, former address and former fiscal year, if applicable)

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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)    Previous independent accountants

     (i) On November 18, 1998, following the acquisition by Harrah's Entertainment, Inc. of indirect ownership of 55% of Showboat Marina Casino Partnership ("SMCP") from Showboat, Inc., SMCP and Showboat Marina Finance Corporation ("SMFC"), a wholly-owned subsidiary of SMCP, dismissed KPMG Peat Marwick LLP, which served as independent accountants for the registrant, and engaged Arthur Andersen LLP, the auditor for Harrah's Entertainment, Inc., as SMCP's and SMFC's new independent accountants.

     (ii) The reports of KPMG Peat Marwick LLP on the financial statements for the past two fiscal years of SMCP and SMFC contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The general partners of SMCP and the Board of Directors of SMFC participated in and approved the decision to change independent accountants.

     (iv) In connection with its audit for the two most recent fiscal years and through November 18, 1998, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference thereto in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and through November 18, 1998, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     (vi) The registrant requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 18, 1998, is filed as
Exhibit 16 to this Form 8-K.

     (b)    New independent accountants

     As stated above, SMCP and SMFC engaged Arthur Andersen LLP as their new independent accountants as of November 18, 1998. During the two most recent fiscal years and through November 18, 1998, the registrant has not consulted with Arthur Andersen LLP regarding either:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and neither a written report nor oral advice was provided to the registrant that Arthur Andersen LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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ITEM 7              EXHIBITS

Exhibit
   No.      Description

   16 Letter from KPMG Peat Marwick LLP regarding change in certifying accountant.





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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       November 24, 1998

     SHOWBOAT MARINA CASINO PARTNERSHIP,
     an Indiana general partnership

By:  Showboat Marina Investment         By:  Showboat Marina Partnership, an
     Partnership, an Indiana general         Indiana general partnership, a
     partnership, a general partner          general partner

By:  Showboat Indiana Investment        By:  Showboat Indiana Investment
     Limited Partnership, a Nevada           Limited Partnership, a Nevada
     limited partnership, a general          limited partnership, a general
     partner                                 partner

By:  Showboat Indiana, Inc., a Nevada   By:  Showboat Indiana, Inc., a Nevada
     corporation, its general partner        corporation, its general partner

     By: /s/ JUDY T. WORMSER            By:  /s/ JUDY T. WORMSER
          Judy T. Wormser                    Judy T. Wormser
          Vice President and Treasurer       Vice President and Treasurer

By:  Waterfront Entertainment and       By:  Waterfront Entertainment and
     Development, Inc., an Indiana           Development, Inc., an Indiana
     corporation, a general partner          corporation, a general partner

     By: /s/ MICHAEL A. PANNOS          By:  /s/ MICHAEL A. PANNOS
          Michael A. Pannos                  Michael A. Pannos
          President                          President

     By: /s/ THOMAS S. CAPPAS           By:  /s/ THOMAS S. CAPPAS
         Thomas S. Cappas                    Thomas S. Cappas
         Treasurer (principal financial      Treasurer (principal financial
          officer)                           officer)

     SHOWBOAT MARINA FINANCE
     CORPORATION, a Nevada corporation

     By: /s/ MICHAEL A. PANNOS
         Michael A. Pannos
         Secretary

     By: /s/ CHARLES L. ATWOOD
         Charles L. Atwood
         Vice President and Treasurer